                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                  July 23, 2003
                 -----------------------------------------------
                (Date of Report; Date of Earliest Event Reported)


                          Northfield Laboratories Inc.
                -------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


             Delaware                              000-24050                          36-3378733
---------------------------------------- -------------------------------------- -----------------------------
    (State or Other Jurisdiction of            (Commission File Number)         (IRS Employer Identification
            Incorporation)                                                              Number)

                               1560 Sherman Avenue
                                   Suite 1000
                         Evanston, Illinois 60201-4800
                    ----------------------------------------
                    (Address of Principal Executive Offices)


                                 (847) 864-3500
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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Item 5.           Other Events and Required FD Disclosure.


                  The exhibits filed herewith relate to the Registration Statement on Form S-3 filed with the Securities and Exchange Commission by Northfield Laboratories Inc. on June 27, 2003 (SEC File No. 333-106615), as supplemented by the Prospectus Supplement filed pursuant to Rule 424(b)(2) on July 23, 2003.


Item 7.           Financial Statements, Pro Forma Information and Exhibits.

                  (c)      Exhibits.

                  Exhibit 1.1        -      Placement Agent Agreement dated
                                            July 23, 2003 between Northfield
                                            Laboratories Inc. and SG Cowen
                                            Securities Corporation.

                  Exhibit 4.1        -      Placement Agent's Warrant.


                  Exhibit 5.1        -      Opinion of Baker & McKenzie.

                  Exhibit 23.1       -      Consent of Baker & McKenzie
                                            (contained in their opinion filed
                                            as Exhibit 5.1).




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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, Northfield has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:   July 23, 2003
                                NORTHFIELD LABORATORIES INC.

                                By  /s/ JACK J. KOGUT
                                  -----------------------------------
                                      Jack J. Kogut
                                      Senior Vice President and Chief Financial
                                      Officer